UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 26, 2025

Date of Report (date of earliest event reported)

Cyclacel Pharmaceuticals, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-50626	91-1707622
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Connell Drive, Suite 1500

Berkeley Heights, NJ 07922

(Address of principal executive offices) (Zip code)

(908) 517-7330

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CYCC	The Nasdaq Capital Market
Preferred Stock, $0.001 par value	CYCCP	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Cyclacel Pharmaceuticals, Inc., a Delaware corporation (the “Company”) entered into a settlement agreement with Dr. Samuel L. Barker, a resigning director as described below in Item 5.02 and is incorporated by reference into this Item 1.01.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 25, 2025, the Nasdaq Stock Market notified the Company that it has regained compliance with the equity requirement in Listing Rule 5550(b)(1) (the “Equity Rule”), as required by the Nasdaq Hearing Panel’s decision dated October 22, 2024. As previously reported by the Company on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on October 24, 2024, on October 15, 2024, the Company met with the Nasdaq Hearings Panel regarding the Company’s potential delisting from The Nasdaq Stock Market as a result of its non-compliance with the Equity Rule. On October 22, 2024, the Company received the Nasdaq Hearings Panel decision which granted the Company until December 24, 2024 to regain compliance with the Equity Rule. Following the Company’s regaining compliance with the Equity Rule, in application of Listing Rule 5815(d)(4)(B), the Company will be subject to a Mandatory Panel Monitor for a period of one year from February 25, 2025.

Item 3.03 Material Modification to Rights of Security Holders.

The information and disclosure in Item 5.01 below regarding the voting rights of the Series C Convertible Preferred Stock and Series D Convertible Preferred Stock is incorporated by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.

Series C and Series D Preferred Stock Purchase Agreement

On February 11, 2025, David E. Lazar (the “Seller”), the interim Chief Executive Officer and Secretary of the Company, entered into a securities purchase agreement (the “Purchase Agreement”) with an investor, Datuk Dr. Doris Wong Sing Ee (the “Investor”) pursuant to which the Investor agreed to purchase 1,000,000 shares of Series C Convertible Preferred Stock of the Company, $0.0001 par value per share (the “Series C”) and such number of the 2,100,000 shares of Series D Convertible Preferred Stock of the Company, $0.0001 par value per share (the “Series D”) currently held by Seller so that Purchaser shall hold seventy percent (70%) of the issued and outstanding shares of the Company, which resulted in the issuance of 1,745,262 shares of Series D (collectively, the Series C and Series D are the “Securities”). The transaction contemplated by the Purchase Agreement closed on February 26, 2025 (the “Closing Date”). Additionally, the Investor purchased and succeeded to all of the Seller’s rights and interests under that certain securities purchase agreement between the Seller and the Company dated January 2, 2025.

In consideration for the sale of the Securities, the Investor delivered $6,300,000 (the “Purchase Price”) less the holdback amount of $100,000 (the “Holdback Amount”) to the escrow agent. The Purchase Price included a cash brokerage fee in the amount of $800,000 (the “Broker Fee”) paid to Lighthouse Advisory Limited (“Broker”). The Holdback Amount will be held back by the Investor for 120 days from the Closing Date to satisfy any indemnity and other agreed upon claims and expenses.

The Securities are convertible into shares of the common stock, par value $0.001 per share (the “Common Stock”) of the Company at the election of the Investor as follows: (i) the 1,000,000 shares of the Series C are convertible into 2,650,000 shares of Common Stock, and (ii) 1,745,262 of the Series D are convertible into 191,978,820 shares of Common Stock currently held by Seller so that the Investor shall hold 194,628,820 shares of Common Stock equivalent to approximately seventy percent (70%) of the issued and outstanding shares of the Company, on an as-converted basis.

As previously reported by the Company on Form 8-K filed with the SEC on February 12, 2025, at a special meeting of stockholders held on February 6, 2025 (the “Special Meeting”), the stockholders of the Company approved an amendment (the “Series C Amendment”) to the Company’s certificate of designation designating the rights, preferences and limitations of the Company’s Series C (the “Series C Certificate of Designation”). As described in the Company’s proxy statement for the Special Meeting, the Series C Certificate of Designation provided that the Series C could not be converted or voted in a manner that would result in the holder or his or her transferees or their affiliates holding or voting more than the lower of (i) the maximum percentage of the number of shares of common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon conversion of the Series C Convertible Preferred Stock that could be issued to the holder without requiring a vote of the stockholders of the Company under the rules and regulations of The Nasdaq Stock Market and (ii) 5% of the number of shares of common stock outstanding immediately before the original issue date (the “Series C Ownership Limitation”), prior to the date that the Company’s stockholders approved the issuance of shares of common stock to the holder thereof. The Series C Amendment removed such Series C Ownership Limitation so that the shares of Series C Convertible Preferred Stock may be converted and voted without regard to such Series C Ownership Limitation.

Following the approval of the Series C Amendment at the Special Meeting, the Company filed the Series C Amendment with the Secretary of State of the State of Delaware on February 10, 2025. Except for the removal of the Series C Ownership Limitation, the Series C Amendment did not make any other changes to the Series C Certificate of Designation.

Additionally, also as previously reported by the Company on Form 8-K filed with the SEC on February 12, 2025, on February 6, 2025, the Company’s board of directors (the “Board”) and David Lazar approved an amendment to the Company’s Series D Convertible Preferred Stock (the “Series D Amendment”) to the Company’s certificate of designation designating the rights, preferences and limitations of the Company’s Series D (the “Series D Certificate of Designation” and together with the Series C Certificate of Designation, the “Certificates of Designation”) prior to the issuance of any shares of Series D. The Series D Certificate of Designation provided that the Series D Convertible Preferred Stock could not be converted or voted in a manner that would result in the holder or his or her transferees or their affiliates holding or voting more than the lower of (i) the maximum percentage of the number of shares of common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon conversion of the Series D Convertible Preferred Stock that could be issued to the holder thereof without requiring a vote of the stockholders of the Company under the rules and regulations of The Nasdaq Stock Market and (ii) 49.99% of the number of shares of the common stock outstanding immediately before the original issue date (the “Series D Ownership Limitation”), prior to the date that the Company’s stockholders approve the issuance of shares of common stock to the holder thereof.

The Series D Amendment removes such Series D Ownership Limitation so that the shares of Series D Convertible Preferred Stock may be converted and voted without regard to such Series D Ownership Limitation. Following the Series D Amendment, the Company issued 2,100,000 shares of Series D Convertible Preferred Stock to David Lazar pursuant to the Securities Purchase Agreement, dated as of January 2, 2025, by and between the Company and David Lazar, which was previously filed with a current report on Form 8-K filed by the Company with the SEC on January 6, 2025.

The Company filed the Series D Amendment with the Secretary of State of the State of Delaware on February 6, 2025. Except for the removal of the Series D Ownership Limitation and related definitions, the Series D Amendment did not make any other changes to the Series D Certificate of Designation.

Exercise of Conversion Right

On the Closing Date, the Seller issued written notice to the Company to exercise the conversion rights related to the Series C and Series D shares into Common Stock of the Company registered in the Investor’s name, as follows: (i) the conversion of 1,000,000 shares of Series C into 2,650,000 shares of Common Stock of the Company; and (ii) the conversion of 1,745,262 shares of Series D into 191,978,820 shares of Common Stock of the Company.

The Securities were sold in a transaction exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (“Section 4(a)(2)”). The Investor in the Securities is an individual that is not an existing investor in the Company. The foregoing description of terms and conditions of the Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the Purchase Agreement, which is attached hereto as Exhibit 10.1.

Assignment and Assumption Agreement

In connection with the consummation of the Purchase Agreement, the Seller and the Investor entered into an assignment and assumption agreement (the “Assignment and Assumption Agreement”) as of February 26, 2025, pursuant to which Seller assigned to the Investor and the Investor agreed to assume from Seller (as the assignor), that certain securities purchase agreement (the “Lazar SPA”) between the Company and the Seller dated February 4, 2025. As previously reported on Form 8-K filed with the SEC on February 6, 2025, the Lazar SPA pertains to the issuance and sale in a private placement of up to $8,000,000 (the “Lazar Purchase Price”) of shares of the Common Stock of the Company. Under the Lazar SPA, the Company shall have the right, but not the obligation, to direct the Seller (as purchaser under the Lazar SPA), until September 30, 2026, to purchase up to the Lazar Purchase Price of Shares at a purchase price equal to the greater of (i) the consolidated closing bid price immediately prior to the entry of this Agreement and (ii) the consolidated closing bid price on the business day immediately preceding the applicable purchase date, in either $1,000,000 or $2,000,000 increments unless otherwise.

As previously reported on Form 8-K filed with the SEC on February 24, 2025, the Seller and the Company entered into an amendment to the Lazar SPA (the “Amendment”) to amend the applicable purchase price to be the greater of (i) the consolidated closing bid price immediately prior to the entry into the Lazar SPA and (ii) the consolidated closing bid price on the Trading Day (as defined in the Lazar SPA) immediately preceding the applicable Purchase Date (as defined in the Lazar SPA) if such purchase occurs on a Trading Day prior to close of market or the consolidated closing bid on the Trading Day of Purchase Date if it occurs following close of the market on a Trading Day until the market opens on the next Trading Day. The Amendment also added a contractual six (6) month lock-up for any Shares issued in all of the private placement offerings described in the Lazar SPA.

The foregoing description of terms and conditions of the Assignment and Assumption Agreement does not purport to be complete and is qualified in its entirety by the full text of the Assignment and Assumption Agreement, which is attached hereto as Exhibit 10.2.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Executive Officer

On February 26, 2025, David Lazar, the Company’s interim Chief Executive Officer, interim principal financial officer, interim principal accounting officer, and Secretary, provided notice of his resignation as Chief Executive Officer and Secretary of the Company effective February 26, 2025. Mr. Lazar will continue his role as co-principal financial officer and co-principal accounting officer to assist with the transition of the Company’s new Chief Financial Officer, as discussed below. Mr Lazar’s resignation was not the result of any disagreement between Mr. Lazar and the Company on any matter relating to the Company’s operations, policies or practices. In connection with Mr. Lazar’s departure, he will not be eligible to receive any severance benefits or any performance based bonus compensation for the 2025 partial year.

Appointment of Chief Executive Officer and Director

Effective as of February 26, 2025, the Board appointed Datuk Dr. Doris Wong Sing Ee, as Chief Executive Officer and, in such role, she will serve as the Company’s principal executive officer. Datuk Dr. Doris Wong Sing Ee was also elected to the Board of the Company as of the effective date.

Datuk Dr. Doris Wong Sing Ee, aged 43, brings more than 20 years of management experience to her role as Chief Executive Officer of the Company across various industries ranging from oil and gas, property development, solar, engineering, advertising, food and beverage, raw materials and more. She specializes in business development, strategic consultancy and corporate advisory in mergers and acquisition and joint venture across Malaysia, Singapore, China, Japan, Thailand and Indonesia. Since October 2020, Datuk Dr. Doris Wong Sing Ee has been serving as an Executive Director of Metronic Global Bhd, an investment holding company, where she has been optimizing financial operations, establishing business goals, advising the board of directors on organizational activities and executing special business projects. She has also been involved in various investment opportunities in business diversification, generating new revenue and increasing shareholders’ wealth.

Datuk Dr. Doris Wong Sing Ee has also been serving as the Executive Director of BSL Corporation Berhad (KLSE: BSLCORP) since May 2024, a public listed company with its business segments constituting stamping and manufacturing of precision metal parts and fabrication of tools and dies, printed circuit boards (PCB) assembly of all types of electronics and electrical components, devices and systems, fabrication and forging of base metal components for consumer products.

Datuk Dr. Doris Wong Sing Ee served as an independent director and member of the audit committee and the compensation committee of Energem Corp since from its initial public offering on November 16, 2021 until her appointment as Executive Director on January 27, 2023. Following Energem Corp’s completion of a series of transactions that resulted in its business combination with Graphjet Technology Sdn. Bhd. (Nasdaq: GTI), a Malaysian private limited company (“Graphjet”) on March 14, 2024, Datuk Dr. Doris Wong Sing Ee served as a director of Graphjet until January 6, 2025.

Since February 2017, Datuk Dr. Doris Wong Sing Ee has been a non-independent non-executive director at Trive Property Group Bhd (0118.KL). Previously, from January 2019 to September 2020, Datuk Dr. Doris Wong Sing Ee served as Chief Corporate Officer in Metronic Engineering Sdn. Bhd. (0043.KL) where she oversaw HR operations, set objectives for the HR team and helped shape the brand strategy of the company. Datuk Dr. Doris Wong Sing Ee served as General Manager from 2015 to 2016 in Dai-Ichi Kikaku Sdn. Bhd. where she was overseeing and handling business development, client strategy and direction, creative, production, media planning, procurement and research. From 2012 to 2015, Datuk Dr. Doris Wong Sing Ee served as Strategic Business Consultant for JLPW Law Firm where she handled mergers and acquisitions and joint venture deals internationally for various industries and from 2002 to 2012, Datuk Dr. Doris Wong Sing Ee started her career as a Managing Director at Niagamatic Sdn. Bhd., where she controlled all business operations to give strategic guidance and directions to the board and staff to ensure the company achieved its financial vison, mission and long-term goals.

In connection with her appointment, Datuk Dr. Doris Wong Sing Ee may be entitled to compensation which has not yet been determined by the Company. There are no arrangements or understandings with any other person pursuant to which Datuk Dr. Doris Wong Sing Ee was appointed as the Company’s Chief Executive Officer and there are no family relationships between Datuk Dr. Doris Wong Sing Ee and any Company director or executive officer, and no arrangements or understandings between Mr. Wong and any other person pursuant to which she was selected as an officer. Datuk Dr. Doris Wong Sing Ee is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K.

Appointment of Chief Financial Officer

Effective as of February 26, 2025, the Board appointed Kiu Cu Seng, as Chief Financial Officer and, in such role, he will serve as the Company’s co-principal financial officer and co-principal accounting officer along with David Lazar until the effective date of his resignation on the earlier of the filing date of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2024 or March 31, 2025, as discussed above. The Company’s Board also appointed Mr. Kiu as Executive Director and Secretary.

Mr. Kiu (aged 36) brings significant accounting and audit experience involving publicly listed companies during his years working with accounting standards. Mr. Kiu served as Energem Corp’s Chief Financial Officer from August 12, 2021 through its completion of a series of transactions that resulted in its business combination with Graphjet on March 14, 2024. Since March 2021, Mr. Kiu has served as Group Accountant for BCM Alliance Bhd, Sanichi Technology Bhd. and Trive Property Group Bhd. His responsibility is on group consolidation issues. From June 2019 to February 2021, Mr. Kiu served as Manager in SBY & Partners PLT (formerly known as Siew Boon Yeong & Associates) an established professional accounting organization providing a comprehensive range of services ranging from audit and assurance, taxation and accounting where he specialized in auditing matters.

From June 2017 to February 2019, Mr. Kiu served as a Senior Auditor with Siew Boon Yeong & Associates. Prior to that, from December 2016 to June 2017, Mr. Kiu served as a semi-senior auditor at the corporate compliance firm, Z. AMIN and he started his career in 2013 until December 2016 with YTS & Associate. Mr. Kiu graduated from Infrastructure University Kuala Lumpur in the year 2013 with bachelor’s degree (with Honors) in Accounting and from Kuala Lumpur Infrastructure University College with a Diploma in Accounting in 2009.

In connection with his appointment, Mr. Kiu may be entitled to compensation which has not yet been determined by the Company. There are no arrangements or understandings with any other person pursuant to which Mr. Kiu was appointed as the Company’s Chief Financial Officer There are no family relationships between Mr. Kiu and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer. Additionally, there have been no transactions involving Mr. Kiu that would require disclosure under Item 404(a) of Regulation S-K.

Resignation of Certain Directors

Coinciding with the Closing Date of February 26, 2025, the following directors of the Company tendered their resignation or notice of resignation from the Board: (i) Dr. Samuel L. Barker resigned as an independent director effectively immediately; (ii) Avraham Ben-Tzvi provided notice that his resignation as an independent director will be effective upon the earlier of the filing date of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2024 or March 31, 2025; (iii) Paul McBarron resigned as a non-independent director effective immediately; (iv) David Natan provided notice that his resignation as an independent director will be effective upon the earlier of the filing date of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2024 or March 31, 2025; and (iv) Spiro Rombotis resigned as a non-independent director effective immediately.

Appointment of Certain Directors

In connection with the resignation of Messers. Barker, McBarron and Rombotis, effective as of February 26, 2025, the Board appointed Chong Kwang Fock to act as an Independent Director, as well as the Board appointments of Datuk Dr. Doris Wong Sing Ee and Kiu Cu Seng, as noted above.

Kwang Fock Chong is a Chartered Accountant in Malaysia, and brings nearly 20 years of the working experience to the Company. He served as an Independent Director, Chair of the Audit Committee and member of the Compensation Committee of Energem Corp since its initial public offering on November 16, 2021 until its business combination with Graphjet on March 14, 2024. His experience includes auditing of public listed companies, multinationals and private limited companies in various industries. Other than conducting statutory audit in Malaysia, he also performed audit for companies based in China and the AIPAC region. He was also involved in Reporting Accountants’ engagement on initial public offering exercise, due diligence, reviewing financial forecast and projections.

Mr. Chong serves as Auditors and Partner of KHLC PLT where his main responsibility is reviewer and signing partner since October 2020. From July 2014 to September 2020, Mr. Chong served as Auditor and Partner of SBY Partners PLT that provides audit and assurance services. His main responsibility was reviewer and signing partner. Mr. Chong received his Diploma in 2002 from Tunku Abdul Rahman College in Financial Accounting. He achieved his Association of Chartered Certified Accountants certification in 2005.

Settlement Agreement with Director

On February 26, 2025, the Company entered into settlement agreements with Dr. Barker. Pursuant to the terms of the settlement agreement, Dr. Barker resigned his position as a member of the Board of Directors, and any positions held on committees of the Board of Directors. In addition, Dr. Barker will receive his accrued Board fees in full consideration of the release of claims against the Company and other promises and covenants set forth in the settlement agreement.

Pursuant to the terms of the settlement agreement, the Company will provide continuing indemnification to Dr. Barker in a manner consistent with that which was in place as of the effective date of the settlement agreement, and will cause to be maintained in effect the Company’s existing director and officer liability insurance pursuant to the Company’s tail insurance coverage and will not modify its governing documents to modify Dr. Barker’s rights under such policy, as further set forth in the settlement agreement. The settlement agreement contains a mutual non-disparagement clause.

The foregoing description of terms and conditions of the settlement agreement does not purport to be complete and is qualified in its entirety by the full text of the settlement agreement, which is attached hereto as Exhibit 10.3.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	Securities Purchase Agreement dated February 11, 2025 by and between David Elliot Lazar and Doris Wong Sing Ee
10.2	Assignment and Assumption Agreement dated February 26, 2025 by and between David Elliot Lazar and Doris Wong Sing Ee
10.3	Settlement and Release Agreement dated February 26, 2025 by and between Dr. Samuel Barker and the Company
99.1	Press Release issued February 27, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 27, 2025	Cyclacel Pharmaceuticals, Inc.

	By:	/s/ Datuk Dr. Doris Wong Sing Ee
		Name:	Datuk Dr. Doris Wong Sing Ee
		Title:	Chief Executive Officer